SALES-PURCHASE CONTRACT CELEBRATED ON ONE HAND BY A) COMPAÑÍA MINERA LA ESCUADRA, S.A. DE C. V., REPRESENTED IN THIS ACT BY RAMIRO TREVIZO LEDEZMA IN HIS PERSONALITY AS SOLE ADMINISTRATOR AND LEGAL REPRESENTATIVE (THE “VENDOR”) AND ON THE OTHER BY B) CORPORACIÓN AMERMIN, S.A. DE C. V. REPRESENTED IN THIS ACT BY RAMIRO TREVIZO GONZÁLEZ IN HIS PERSONALITY AS GENERAL PROXY (THE “PURCHASER”), JOINTLY NAMED AS THE “PARTIES”, IN ACCORDANCE WITH THE FOLLOWING PREVIOUS FACTS, DECLARATIONS AND CLAUSES.

PREVIOUS FACTS

I. The VENDOR is the legitimate owner of the mobile good described following (the “GOOD”)

Description	Steel pads hydraulic bucket back-hoe
Model	ROBEX 160LCD-7
Make	HYUNDAI
Year	2005
Serial number	N50110372

II. The VENDOR accredits the ownership of the GOOD by means of invoice number P27029, issued on the 14th December 2006 in his favor by the WOODLAND EQUIPMENT, INC., company. Ordinary copy of such document is attached to this instrument as Annex I.

III. The GOOD was legally imported to the United States of Mexico, as justified by importation allowance sheet number 07-02-3576-7000675, through the offices to such an effect by José Fernando Vildosola Aruffe, Customs Agents with Patent 3516. Ordinary copy of the described allowance sheet is attached to this instrument as Annex II, and;

IV. In recent past days, PARTIES have established diverse negotiations with the purpose of formalizing the described sales-purchase operation, according to the terms and conditions of this present contract.

DECLARATIONS

I.

The VENDOR declares through the offices of his legal representative and under oath of stating the truth, that:

Sales-Purchase contract celebrated between Compañía Minera La Escuadra, S. A. de C. V., on one hand and American Metal Mining, S. A. de C. V., on the other on the 21 August 2009.

1. It is a Mexican mercantile society, specifically a Stock Company with

Varying Amount of Capital, duly established and operating in accordance with the applicable   and current legislation of the United States of Mexico, in obedience with the prescriptions of articles 10 and 11 of the Mining Law as is   witnessed in Public Writ number 5,979, granted on the 23rd November 1984 before   testimony of Mr. José Antonio de Lascuráin y Osío, Attorney and Notary Public number 21 of the Morelos Judicial District for the State of Chihuahua, instrument that was duly inscribed in the Public Registry of Commerce of said district under electronic mercantile folio number 7409*10 and reason by which it is endowed with the necessary and sufficient personality to intervene in this present judicial act;

2. It enjoys the faculties, powers and the sufficient and necessary mandates to subscribe this present contract as testimony of it is given in Public Writ number 18,155, granted on the 28th February 2007 before testimony of Mr. Eugenio Fernando García Russek, applicant to the exercise of Notary Public and ascribed to Public Notary number 28 per license of the Offices Title Holder, Mr. Felipe Colomo Castro, Attorney, and instrument that was duly inscribed in the Public Registry of Commerce of said judicial district under mercantile electronic folio number 7409*10 and by virtue of such the resolutions adopted within the bosom of the Shareholders Ordinary General Assembly were protocolized celebrated on the 12th January 2007, and same that have not been limited, restrained, suspended or revoked to date and in consequence he enjoys with the capacity and representation to subscribe this agreement;

3. It is duly inscribed in the Federal Taxpayers Registry with taxpayer certificate number MES-841123-M11and being current to date in its   income tax payments and other contributions that have corresponded to it according to the applicable and current legislation;

4. To be the legitimate owner of the GOOD, as has been proven in the Previous Facts of this contract, and;

5. It is the will of its Administration to subscribe this present contract with the purpose of selling the GOOD in favor of the PURCHASER, heeding in every instance to the terms and conditions of this present contract.

II. The VENDOR, through the offices of his general proxy and under oath of stating the truth, declares, that:

1. It is a Mexican mercantile society, specifically a Stock Company with Varying Amount of Capital, duly established and operating in accordance with the applicable   and current legislation of the United States of Mexico, as is witnessed in Public Writ number 9,311, granted on the 9th August 1995 before testimony of Mr. José R. Miller Hermosillo, Attorney and Notary Public number 2 of the Morelos Judicial District for the State of Chihuahua, instrument that was duly inscribed in the Public Registry of Commerce of said judicial district under electronic mercantile folio

Sales-Purchase contract celebrated between Compañía Minera La Escuadra, S. A. de C. V., on one hand and American Metal Mining, S. A. de C. V., on the other on the 21 August 2009.

number 21164*10 and reason by which it is endowed with the necessary and sufficient personality to intervene in this present judicial act;

2. His representative enjoys the faculties, powers and the sufficient and necessary mandates to subscribe this present contract as testimony of it is given in Public Writ number 22,503, granted on the 12th June 2008 before testimony of Mrs. Elsa Ordóñez Ordóñez, applicant to the exercise of Notary Public and ascribed to Public Notary number 28 per license of the Offices Title Holder, Mr. Felipe Colomo Castro, Attorney, and instrument that was duly inscribed in the Public Registry of Commerce of said judicial district under mercantile electronic folio number 21164*10 and same that have not been limited, restrained, suspended or revoked as of this date and reason why he enjoys with the capacity and representation to subscribe this agreement;

3. To be duly inscribed in the Federal Taxpayers Registry with Fiscal Identification Certificate CAM-950810-K77, being to date current in their income tax payments and other contributions that have corresponded in agreement with the applicable and current fiscal legislation;

4. He recognizes the VENDOR as the legitimate owner of the GOOD;

5. He is in the knowledge of the condition the GOOD keeps to date as well as its mechanical and operative conditions and these are to his full satisfaction;

6. It is the will of its Administration to subscribe this present contract with the purpose of acquiring the GOOD from the PURCHASER, heeding in every instance to the terms and conditions of this present contract.

III.

Both PARTIES declare per the offices of their respective legal representatives and under oath of stating the truth, that they acknowledge the personality each other bears, in addition to concur to the subscription of this present document in good faith, free of deceit, error, violence or any other vitiation in their consent, with the purpose of committing themselves to the following:

CLAUSES

FIRST. OBJECT: By virtue of the subscription of this present contract and under the terms of article 2,248 and others applicable of the Federal Civil Code, the VENDOR commits himself to transfer in favor of the PURCHASER, plainly and openly, the property of the GOOD that is described following, and this latter accepts it, obliging himself to pay per counterclaim concept the certain price and money described in the following clause:

Sales-Purchase contract celebrated between Compañía Minera La Escuadra, S. A. de C. V., on one hand and American Metal Mining, S. A. de C. V., on the other on the 21 August 2009.

Description	Steel pads hydraulic bucket back-hoe
Model	ROBEX 160LCD-7
Make	HYUNDAI
Year	2005
Serial number	N50110372

SECOND. PRICE: PARTIES agree that the price to be paid to the VENDOR for the sale of the GOOD will be the amount of $1’291,620.00 Mexican Pesos (One million two hundred and ninety one thousand and six hundred and twenty Mexican Pesos), plus the corresponding Added Value Tax, a sum total of $1’485,363.00 Mexican Pesos (One million four hundred and eighty five thousand and three hundred and sixty three Mexican Pesos) (the “PRICE”).

THIRD. MANNER, TIME AND PLACE OF PAYMENT: The VENDOR recognizes having received the total amount of the PRICE on this same date and reason why this present instrument constitutes the widest berth receipt of payment that proceeds by law regarding such payment in favor of the PURCHASER.

FOURTH. PAYMENT VOUCHER: Taking into consideration that the PRICE has been duly paid for, the VENDOR commits himself to issue in favor of the PURCHASER on this same date a voucher valid for fiscal purposes as imposed for such an effect by the applicable and current fiscal legislation.

Likewise, the VENDOR commits himself to deliver in favor of the PURCHASER the necessary documentation described in the Previous Facts of this contract, same that protects the acquisition of the GOOD on the part of the VENDOR, duly endorsed in property with the purpose that work can be carried out on the administrative paperwork derived from the change of ownership in question, in the event it is requested by any authority.

FIFTH. DELIVERY OF THE GOOD; The VENDOR commits himself to deliver to the PURCHASER the ownership of the GOOD at the address that for such a purpose both PARTIES establish within the following 5 (five) natural days of the subscription of this present instrument.

SIXTH. RESPONSIBILITY REGARDING THE GOOD: PARTIES agree expressly that as of the date of subscription of this present contract, the PURCHASER will acquire the totality of the obligations that correspond to him as the legitimate owner of the GOOD, the VENDOR  being liberated of any responsibilities that might be imputed in the future contrary to the disposition of this clause, be it of a civil, penal, administrative or of whatever other nature.

SEVENTH: : FISCAL OBLIGATION: On being duly registered and regularized before the Federal Taxpayers Registry, as well as current in their income tax payments and other contributions that have corresponded to them, PARTIES agree that each will defray in separate tax payments that correspond to each individually complying thus to the terms and

Sales-Purchase contract celebrated between Compañía Minera La Escuadra, S. A. de C. V., on one hand and American Metal Mining, S. A. de C. V., on the other on the 21 August 2009.

conditions of this present instrument and complying to the applicable and current fiscal legislation, and committing themselves to free their counterpart from any fiscal responsibility that might be imputed contrary to this clause by competent authorities.

EIGHTH. CONFIDENTIALITY: PARTIES expressly commit themselves to keep in a confidential manner the totality of past, present and future information related with this instrument, and extending same obligation when disclosed to any private person or corporation.

The PARTY recipient of confidential information must limit access to it to its representatives or employees who, under a justified and reasonable cause, should request access to such and information. In such cases, PARTIES must extend same confidentiality obligation to the persons confidential information is disclosed to.

For purposes of this present clause, the following will not be considered confidential information: 1. Information legitimately known and obtained by the recipient PARTY prior to the subscription of this agreement; 2. Information that is to date or in the future considered as public domain, if and ever such consideration did not derive from a non compliance by any of the PARTIES to the stipulation of this clause, or; 3. Information that must be disclosed to per law or an administrative or judicial mandate from competent authorities, including those of the Stock Exchange, both in the United States of Mexico and abroad.

NINTH. ADDRESSES: PARTIES agree that for anything referring to the execution and compliance of the terms and conditions of this present instrument, as well as to carry out announcements, notifications and other communications in relation to same, they state their addresses and contact telephones to be the following:

VENDOR Calle California 5101, Despacho 206 Colonia Haciendas de Santa Fe Ciudad de Chihuahua Estado de Chihuahua Telephone: 614-200-8483	PURCHASER Calle California 5101, Despacho 206 Colonia Haciendas de Santa Fe Ciudad de Chihuahua Estado de Chihuahua Telephone: 614-200-8483

TENTH: ANNOUNCEMENTS, NOTIFICATIONS AND COMMUNICATIONS: PARTIES agree that any announcement, notification or communication necessary to their counterparts know must be done in writing.

Sending of said documents can be carried out via three means: 1. By ordinary courier delivered on hand or by certificate mail, both with acknowledgement of receipt; 2. Via Fax or; 3. By electronic mail. In this last case, sending will only be considered valid and legally carried out when the reception of the respective electronic mail is confirmed electronically

Sales-Purchase contract celebrated between Compañía Minera La Escuadra, S. A. de C. V., on one hand and American Metal Mining, S. A. de C. V., on the other on the 21 August 2009.

within three (3) natural days following the sending expressly stating receipt, by means of a confirming answering message sent by the recipient.

PARTIES agree likewise that announcements, notifications and communications carried out in relation to this present instrument will bear their respective effects on the day of their reception. In case that such message include some kind of term, this latter will begin to be in effect on the day following confirmation of reception.

ELEVENTH: CONTACT PERSONS: PARTIES agree that the totality of announcements, notifications or communications necessary to be carried out between them derived from the terms and conditions of this present instrument must be addressed indistinctly to the following persons:

VENDOR RAMIRO TREVIZO LEDEZMA	PURCHASER RAMIRO TREVIZO GONZÁLEZ

In case it is their will to change contact persons, PARTIES agree in notifying their counterparts of such a circumstance at least five (5) natural days in advance of the date in which the persons are changed. Not complying to the obligation herein described will imply that that the announcements, notifications or communications sent and delivered to the name of the original addressees of the PARTY carrying the change of address, will bear full legal effects in favor of the PARTY that was not notified in all opportunity as of the date of delivery and for as long as the non compliance subsists.

TWELFTH. MODIFICATIONS: The terms and conditions of this present instrument can only be modified by virtue of the subscription of modifying agreements between the PARTIES. To such agreements must be added as annexes ordinary copy of this contract always searching for a complete interpretation of the terms and conditions the PARTIES did agree on.

THIRTEENTH. INDEPENDENCE OF THE CLAUSES:  In the event that any of the clauses of this present instrument is declared not valid by a competent authority, the remaining content of same will continue to be valid and will not be affected by the resolution taken in any way whatsoever.

FOURTEENTH. APPLICABLE LAW: This present instrument will abide and will be interpreted in agreement with the applicable and current disposition within the United States of Mexico, including the Federal Civil Code.

FIFTEENTH. JURISDICTION: In the event that there arise any controversies related with the validity, intention, interpretation, execution or compliance to this contract, PARTIES expressly agree to submit same before the competent courts of law of the Morelos Judicial District, State of Chihuahua, and renouncing as of this moment to any other jurisdiction, competence or privilege that might correspond to them by reason of their present or future domiciles or by any other circumstance.

Sales-Purchase contract celebrated between Compañía Minera La Escuadra, S. A. de C. V., on one hand and American Metal Mining, S. A. de C. V., on the other on the 21 August 2009.

BOTH PARTIES BEING IN THE KNOWLEDGE OF THE CONTRACT THEY SUBSCRIBE IT BEING TOGETHER IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAHUA ON THE 21ST AUGUST 2009.

The VENDOR Signature COMPAÑÍA MINERA LA ESCUADRA, S. A. DE C. V. REPRESENTED IN THIS ACT BY: RAMIRO TREVIZO LEDEZMA	The PURCHASER Signature CORPORACIÓN AMERMIN, S. A. DE C. V. REPRESENTED IN THIS ACT BY: RAMIRO TREVIZ GONZÁLEZ

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Sales-Purchase contract celebrated between Compañía Minera La Escuadra, S. A. de C. V., on one hand and American Metal Mining, S. A. de C. V., on the other on the 21 August 2009.